Exhibit 10.2

Execution Version

FOURTH AMENDED AND RESTATED SECURITY AGREEMENT

THIS FOURTH AMENDED AND RESTATED SECURITY AGREEMENT, dated as of June 25, 2025 (this “Agreement”), by and among DARLING INGREDIENTS INC., a Delaware corporation (the “Parent Borrower”), the undersigned Subsidiaries and any other Subsidiary who may become a party hereto pursuant to the execution and delivery of a Subsidiary Joinder Agreement (together with the Parent Borrower, each a “Debtor” and, collectively, the “Debtors”) and JPMORGAN CHASE BANK, N.A., as administrative agent for the Secured Parties (the “Agent”).

R E C I T A L S:

The Parent Borrower entered into that certain Second Amended and Restated Credit Agreement, dated as of January 6, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”), among the Parent Borrower, the other Borrowers party thereto, the lenders from time to time party thereto and JPMORGAN CHASE BANK, N.A., as the administrative agent, and in connection therewith, the Parent Borrower and certain of the Parent Borrower’s Subsidiaries, from time to time prior to the date hereof, entered into that certain Third Amended and Restated Security Agreement, dated as of September 18, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Security Agreement”).

The Parent Borrower and the other applicable parties thereto have agreed to amend and restate the Existing Credit Agreement pursuant to that certain Third Amended and Restated Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Parent Borrower, the other Borrowers party thereto, the lenders from time to time party thereto (the “Lenders”) and the Agent.

In connection with the Credit Agreement, the Agent, the Parent Borrower and the other Loan Parties party hereto have agreed to amend and restate the Existing Security Agreement as set forth herein. The execution and delivery of this Agreement is a condition to the Agent’s and the Lenders’ entering into the Credit Agreement and the Lenders’ making the extensions of credit thereunder.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to extend credit under the Credit Agreement, the parties hereto hereby agree to amend and restate the Existing Security Agreement in its entirety as follows:

ARTICLE 1.

Definitions

Section 1.1 Definitions. As used in this Agreement, the following terms have the following meanings:

“Additional Secured Parties” has the meaning specified in Section 5.3.

“Collateral” has the meaning specified in Section 2.1.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Copyrights” means all of the following: (a) all works of authorship, copyrights, works protectable by copyright, copyright registrations and copyright applications, including those identified for each Debtor on Schedule 3.4; (b) all renewals, extensions and modifications thereof; (c) all income, royalties, damages, profits and payments relating to or payable under any of the foregoing; (d) the right to sue for past, present or future infringements of any of the foregoing; and (e) all other rights and benefits relating to any of the foregoing throughout the world.

“Copyright Security Agreement” means, with respect to a Debtor, a security agreement substantially in the form of Annex A attached hereto pursuant to which such Debtor grants to the Agent, for the benefit of the Secured Parties, a security interest in the Copyrights for purposes of recording such security interest with any copyright office of a governmental unit.

“Excluded Swap Obligation” means, with respect to any Debtor, (a) any Swap Obligation if, and to the extent that, and only for so long as, all or a portion of the guarantee by such Debtor of, or the grant by such Debtor of a security interest to secure, as applicable, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Debtor’s failure to constitute an “eligible contract participant,” as defined in the Commodity Exchange Act and the regulations thereunder, at the time the guarantee of (or grant of such security interest by, as applicable) such Debtor becomes or would become effective with respect to such Swap Obligation or (b) any other Swap Obligation designated as an “Excluded Swap Obligation” of such Debtor as specified in any agreement between the relevant Loan Parties and counterparty applicable to such Swap Obligations, and agreed by the Agent. If a Swap Obligation arises under a master agreement governing more than one Swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swaps for which such guarantee or security interest is or becomes illegal.

“Infringement” or “Infringe” means infringement, misappropriation, dilution or other impairment or violation.

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“Intellectual Property” means all intellectual property whether arising under United States, multinational or foreign laws or otherwise, including without limitation, the Copyrights, Patents and Trademarks.

“Intellectual Property License” means any agreement, whether written or oral, pursuant to which (a) any Debtor grants any right under any Copyright, Patent or Trademark or (b) any Debtor is granted any right under any Copyright, Patent or Trademark, including those listed on Schedule 3.4.

“Intellectual Property Security Agreements” means, collectively, any Copyright Security Agreement, any Patent Security Agreement and any Trademark Security Agreement.

“Obligations” means, with respect to each Debtor, all “Obligations” (as such term is defined in the Credit Agreement) ; provided that the obligations secured by this Agreement shall be limited, with respect to each Debtor, to an aggregate amount equal to the largest amount that would not render such Debtor’s obligations hereunder and under the other Loan Documents subject to avoidance under Section 544 or 548 of the United States Bankruptcy Code or under any applicable state law relating to fraudulent transfers or conveyances; provided further that the obligations secured by this Agreement shall not include, with respect to any Debtor, any Excluded Swap Obligations of such Debtor.

“Patent Security Agreement” means, with respect to a Debtor, a security agreement substantially in the form of Annex A attached hereto pursuant to which such Debtor grants to the Agent, for the benefit of the Secured Parties, a security interest in the Patents for purposes of recording such security interest with any patent office of a governmental unit.

“Patents” means all of the following: (a) all patents, patent applications and patentable inventions, including those identified for each Debtor on Schedule 3.4, and all of the inventions and improvements described and claimed therein; (b) all continuations, divisions, renewals, extensions, modifications, substitutions, continuations-in-part or reissues of any of the foregoing; (c) all income, royalties, profits, damages, awards and payments relating to or payable under any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; and (e) all other rights and benefits relating to any of the foregoing throughout the world.

“Pledged Shares” means, with respect to a Debtor, the Equity Interests identified for such Debtor on Schedule 2.1(c) or (d) attached hereto (as may be amended, supplemented or otherwise modified pursuant to a Subsidiary Joinder Agreement) or on Schedule 1 to an amendment to this Agreement in the form of Exhibit A.

“Registered Intellectual Property” means all registrations and applications for registration of Trademarks, Patents and Copyrights with the United States Patent and Trademark Office or the United States Copyright Office, as applicable.

“Subsidiary Joinder Agreement” means a Subsidiary Joinder Agreement in substantially the form of Exhibit B.

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“Trademarks” means all of the following: (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing appear, all registrations and recordings thereof and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, including those identified for each Debtor on Schedule 3.4; (b) all reissues, extensions and renewals thereof; (c) all income, royalties, damages and payments now or hereafter relating to or payable under any of the foregoing, including damages or payments for past or future infringements of any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; (e) all rights corresponding to any of the foregoing throughout the world; and (f) all goodwill associated with and symbolized by any of the foregoing.

“Trademark Security Agreement” means, with respect to a Debtor, a security agreement substantially in the form of Annex A attached hereto pursuant to which such Debtor grants to the Agent, for the benefit of the Secured Parties, a security interest in the Trademarks and the Trademark Licenses for purposes of recording such security interest with the trademark office of any governmental unit.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.

Section 1.2 Other Definitional Provisions. Terms used herein that are defined in the Credit Agreement and are not otherwise defined herein shall have the meanings therefor specified in the Credit Agreement. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. Any definition of or reference to any agreement or other documentation herein shall be construed as referring to such agreement or documentation as from time to time the same may be amended, restated, amended and restated, supplemented, extended, renewed, replaced or otherwise modified from time to time. References to “Articles,” “Sections,” “subsections,” “Exhibits” and “Schedules” shall be to Articles, Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. All references to statutes and regulations shall include any amendments of the same and any successor statutes and regulations. Terms used herein, which are defined in the UCC, unless otherwise defined herein or in the Credit Agreement, shall have the meanings given to such terms in the UCC.

ARTICLE 2.

Security Interest

Section 2.1 Security Interest. As security for the prompt payment and performance in full when due of its Obligations (whether at stated maturity, by acceleration or otherwise), each Debtor hereby pledges to the Agent, and grants to the Agent for the benefit of the Secured Parties a continuing security interest in, all of the Debtor’s right, title and interest in and to the following personal property, whether now owned or hereafter arising or acquired and wherever located (collectively with respect to any Debtor or all Debtors, as the context requires, the “Collateral”):

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(a) all accounts, money, documents, chattel paper, instruments (including or in addition to, the promissory notes described on Schedule 2.1(a)), commercial tort claims (including commercial tort claims identified in Schedule 2.1(b)), deposit accounts, general intangibles (including all supporting obligations, all Intellectual Property and Intellectual Property Licenses and all right, title and interest in all documentation executed and delivered in connection with any acquisition consummated under the permissions of the Credit Agreement), all goods and all products and proceeds of any of the foregoing; and

(b) all investment property, including, the following:

i. all of the Equity Interests issued by, and all other ownership interest in, the Domestic Subsidiaries described on Schedule 2.1(c) and each other Restricted Subsidiary (that is not either (A) a Foreign Subsidiary, (B) a Disregarded Domestic Person or (C) otherwise Excluded Collateral) hereafter created or acquired and owned by the Debtor;

ii. all of the Equity Interests described on Schedule 2.1(d) and the Debtor’s right, title and interest in any Equity Interests issued by any Restricted Subsidiary that is a Specified Foreign Subsidiary; provided that, to the extent such pledge secures all of the Obligations and not just the Foreign Obligations, the voting Equity Interest in any such Specified Foreign Subsidiary pledged hereunder shall not exceed 65% of the outstanding voting Equity Interests of such Specified Foreign Subsidiary;

iii. all commodity accounts and securities accounts; and

iv. all products and proceeds of the foregoing;

(c) all equipment, fixtures, inventory and other goods and all accessions thereto and all products and proceeds thereof; and

(d) all books and records pertaining to the Collateral.

Notwithstanding anything herein to the contrary, in no event shall the security interest granted hereunder attach to, and the term “Collateral” (and any component terms thereof) shall not include, any Excluded Collateral.

Section 2.2 Debtor Remains Liable. Notwithstanding anything to the contrary contained herein: (a) each Debtor shall remain liable under the documentation included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by the Agent of any of its rights or remedies hereunder shall not release any Debtor from any of its duties or obligations under such documentation; (c) the Agent shall not have any obligation under any of such documentation included in the Collateral by reason of this Agreement; and (d) the Agent shall not be obligated to perform any of the obligations of any Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

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ARTICLE 3.

Representations and Warranties

To induce the Agent and the Lenders to enter into this Agreement and the Credit Agreement, as applicable, each Debtor represents and warrants to the Agent and the Lenders that:

Section 3.1 Location of Equipment and Inventory; Third Parties in Possession. As of the date hereof, all of such Debtor’s equipment and inventory (other than such property which is in transit, property under repair, railcars, containers and vehicles for the collection of raw materials held by customers in the ordinary course of business and other property that has a book value in the aggregate which is less than $100,000,000) are located at the places specified in Schedule 3.1.

Section 3.2 Other Investment Property. As of the date hereof, none of the Collateral consisting of interests in a partnership or limited liability company are evidenced by a certificate, except as set forth on Schedule 2.1(c), nor has any such interest been designated a “security” governed by the provisions of Article 8 of the UCC unless evidenced by a certificate.

Section 3.3 Office Locations; Fictitious Names; Predecessor Companies; Tax and Organizational Identification Numbers. As of the date hereof, each Debtor’s chief executive office is listed on Schedule 3.1 and each Debtor’s jurisdiction of organization is located at the place or places identified for such Debtor on Schedule 3.3 (if applicable, as modified in accordance with Section 4.2). Within the last four (4) completed calendar months prior to the date hereof, each Debtor has not had any other chief executive office except as disclosed on Schedule 3.1 or jurisdiction of organization except as disclosed on Schedule 3.3. Schedule 3.1 also sets forth, as of the date hereof, all other places where such Debtor keeps its books and records relating to the Collateral and all other locations where such Debtor has a place of business that conducts business that is material to the operations of the Debtors, taken as a whole. Such Debtor does not do business and has not done business during the past five (5) completed calendar years prior to the date hereof under any legal name, except as disclosed on Schedule 3.3. Schedule 3.3 sets forth a list of all legal names of all of such Debtor’s predecessor companies, including the names of any entities it acquired (by stock purchase, asset purchase, merger or otherwise), and the chief executive office and jurisdiction of organization of each such predecessor company. For purposes of the foregoing, a “predecessor company” shall mean, with respect to a Debtor, any entity whose assets or equity interests were acquired by such Debtor or who was merged with or into such Debtor, in each case, within the last four (4) months prior to the date hereof. Each Debtor is a registered organization and its United States Federal Income Tax identification number (if applicable) and organizational identification number (if applicable) are each identified on Schedule 3.3 (if applicable, as modified in accordance with Section 4.2).

Section 3.4 Intellectual Property. Schedule 3.4 lists all material Registered Intellectual Property owned by such Debtor in its own name on the date hereof, noting in each case the relevant registration, application or serial number and the jurisdiction of registration or application. Schedule 3.4 lists all Intellectual Property Licenses pursuant to which such Debtor is granted any exclusive right under any Registered Intellectual Property, noting in each case the

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title of each Intellectual Property License, the counterparty to such Intellectual Property License and the date of such Intellectual Property License. Except as would not reasonably be expected to result in a Material Adverse Effect, (a) each Debtor owns or has the right to use all Intellectual Property that is necessary to its business as currently conducted or as proposed to be conducted, free of all Liens, except for Liens permitted by Section 6.02 of the Credit Agreement and (b) to the knowledge of such Debtor, the use of such Intellectual Property by such Debtor does not Infringe upon the rights of any other Person and the Intellectual Property owned by any Debtor is not being infringed by any other Person. On the date hereof, to the knowledge of such Debtor, all material Registered Intellectual Property owned or exclusively licensed by such Debtor is valid, unexpired and enforceable, and is not being Infringed by any other Person. On the date hereof, to the knowledge of such Debtor, no holding, decision or judgment has been rendered by any Governmental Authority or arbitrator which would limit, cancel or challenge the validity, enforceability, ownership or use of, or such Debtor’s rights in, any Intellectual Property owned by such Debtor in any respect, and such Debtor knows of no valid basis for the same, in each case that could reasonably be expected to result in a Material Adverse Effect. On the date hereof, to the knowledge of such Debtor, no action or proceeding is pending, threatened, or imminent seeking to limit, cancel or challenge the validity, enforceability, ownership or use of any Intellectual Property or such Debtor’s interest therein, which could reasonably be expected to result in a Material Adverse Effect.

Section 3.5 Perfected Security Interests. (a) Subject to the limitations set forth in clause (b) of this Section 3.5, the security interests granted pursuant to this Agreement (i) will constitute valid perfected security interests in the Collateral (with respect to perfection, as to which perfection may be obtained by the filing or other actions described in this Section 3.5(a)) in favor of the Agent, for the ratable benefit of the Secured Parties, as collateral security for the Obligations, upon (A) the filing of financing statements naming each Debtor as debtor and the Agent as secured party and describing the Collateral in the applicable filing offices; (B) in the case of instruments and certificated securities, upon the earlier of “possession” or “control” (each as defined in the UCC) by the Agent thereof and the filing of the financing statements referred to in clause (A), and/or (C) in the case of Registered Intellectual Property included in the Collateral, the completion of the filing, registration and recording of fully executed Patent Security Agreements, Trademark Security Agreements and Copyright Security Agreements, as the case may be, (x) with respect to Patents and Trademarks, in the United States Patent and Trademark Office within the three-month period commencing as of the date hereof or, in the case of Patents or Trademarks acquired after the date hereof, within the three-month period commencing as of the date of such acquisition, (y) with respect to Copyrights, in the United States Copyright Office within the one-month period commencing as of the date hereof or, in the case of Copyrights acquired after the date hereof, within the one-month period commencing as of the date of such acquisition and (z) otherwise as may be required pursuant to the laws of any other jurisdiction to the extent that a security interest may be perfected by such filings, registrations and recordings, and (ii) are prior to all other Liens on the Collateral other than Liens permitted by Section 6.02 of the Credit Agreement.

(b) Notwithstanding anything to the contrary herein, no Debtor shall be required to perfect the security interests created hereby by any means other than (i) filings pursuant to the Uniform Commercial Code as enacted in the relevant jurisdictions of formation or incorporation of such Debtors, (ii) filings with the United States Patent and Trademark

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Office and/or the United States Copyright Office with respect to Registered Intellectual Property and (iii) in the case of Collateral that constitutes instruments, certificated securities or negotiable documents, possession or control by the Agent in the United States; provided that (x) foreign filings and agreements may be required by the Agent in the case of any Collateral located in a jurisdiction in which a Loan Party is then organized, (y) a foreign pledge or security agreement may be required, in the reasonable discretion of the Agent; provided that no such agreement shall be required to be governed by the laws of a jurisdiction other than the one in which a Loan Party is then organized and (z) any commercial tort claim of a Debtor where the amount in controversy is equal to or exceeds $100,000,000, individually, shall be required to be perfected. Additionally, no Debtor shall be required to obtain and deliver to the Agent (x) any control or similar agreements with respect to such Debtor’s deposit accounts, securities accounts or commodities accounts or (y) any waivers, subordinations or acknowledgments from any third party who has possession or control of any Collateral, including any agent, landlord, warehousemen, shipper, consignee, processor or bailee.

Section 3.6 Commercial Tort Claims. As of the date hereof, Schedule 2.1(b) identifies all of such Debtor’s commercial tort claims where the amount in controversy is equal to or exceeds $100,000,000, individually.

ARTICLE 4.

Covenants

Each Debtor covenants and agrees with the Agent that until the Date of Full Satisfaction, in accordance with terms and provisions of the Credit Agreement:

Section 4.1 Further Assurances; Exceptions to Perfection. Subject to Section 3.5(b) hereof and Section 5.09 of the Credit Agreement, at any time and from time to time, upon the reasonable request of the Agent, and at the Debtor’s sole expense, each Debtor shall, promptly execute and deliver all such further documentation and take such further action as the Agent may reasonably deem necessary or appropriate to preserve, perfect and protect its security interest in the Collateral and carry out the provisions and purposes of this Agreement and to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. In furtherance of the foregoing, each Debtor hereby authorizes the Agent to file, in the offices of the appropriate governmental unit or units, financing statements naming it as debtor and the Agent as secured party and indicating the Collateral as “all assets” or “all personal property of such Grantor whether now owned or hereafter acquired” or words of similar effect or being of an equal or lesser scope or with greater detail, in substantially the form attached as Exhibit C (as such Exhibit C may be modified for the applicable information of each Debtor), and in the case of United States Registered Intellectual Property included in the Collateral, Intellectual Property Security Agreements substantially in the form of Annex A, in each case as the Agent may reasonably deem appropriate.

(a) Specific Required Actions.

Without limiting the generality of the foregoing provisions of this Section 4.1, each Debtor shall:

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i. execute and deliver short form Intellectual Property Security Agreements substantially in the form of Annex A, as applicable, describing all its Registered Intellectual Property included in the Collateral; and

ii. subject to Section 3.5(b) hereof and Section 5.09 of the Credit Agreement, execute and deliver to the Agent such other documentation as the Agent may reasonably require to perfect, protect and maintain the validity, effectiveness and priority of the Liens intended to be created by this Agreement.

(b) Exceptions to Perfection. Notwithstanding anything to the contrary contained herein, if no Event of Default has occurred and is continuing:

i. a Debtor may retain for collection checks representing proceeds of accounts received in the ordinary course of business;

ii. a Debtor may retain any money received or held in the ordinary course of business;

iii. a Debtor may retain and utilize all dividends and interest paid in respect to any of the Pledged Shares or any other investment property;

iv. a Debtor may retain any documents received and further negotiated; and

v. a Debtor shall not be required to deliver to the Agent any notes or instruments unless the aggregate amount payable under all such notes and instruments which have not been delivered to the Agent exceeds $100,000,000, in which event only the notes or instruments which cause the aggregate amount payable to exceed the $100,000,000 amount shall be delivered to the Agent;

If an Event of Default occurs and is continuing and the Agent requests, then, subject to Section 3.5(b) hereof and Section 5.09 of the Credit Agreement, the Debtors shall take such action as the Agent may reasonably request to perfect and protect the security interests of the Agent in all of the Collateral, including the delivery to the Agent of all Collateral the possession of which is necessary to perfect the security interest of the Agent therein. Each Debtor agrees, upon the occurrence and during the continuation of an Event of Default, that if any proceeds of any Collateral (including payments made in respect of accounts or payment intangibles) shall be received by such Debtor after the Agent’s request under this paragraph, such Debtor shall promptly deliver such proceeds to the Agent with any necessary endorsements, and until such proceeds are delivered to the Agent, such proceeds shall be held in trust by such Debtor for the benefit of the Agent and shall not be commingled with any other funds or property of such Debtor.

Section 4.2 Corporate Changes. Each Debtor will furnish to the Agent prompt written notice of any change (i) in its legal name, (ii) in its jurisdiction of incorporation or organization or (iii) in its identity or type of organization or corporate structure, such notice, in each case, to be subject to Section 5.09(e) of the Credit Agreement. Each Debtor agrees to take (and hereby authorizes the Agent to take) all action reasonably deemed necessary by the Agent to protect the Agent’s security interest in all of the Collateral having at least the priority described in Section 3.5(a) and required by the terms and provisions of the Credit Agreement.

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Section 4.3 Voting Rights; Distributions, etc. So long as no Event of Default has occurred and is continuing (and the Parent Borrower has not been given at least three (3) Business Days prior written notice to the contrary), each Debtor shall be entitled to exercise any and all voting and other consensual rights (including the right to give consents, waivers and notifications) pertaining to any of the Pledged Shares or any other investment property.

Section 4.4 Additional Investment Property and Instruments. Each Debtor agrees that such Debtor will: (a) not permit any Restricted Subsidiary to issue any Equity Interests, any notes or other securities or instruments in addition to or in substitution for any of the Collateral unless permitted by or not prohibited by the Credit Agreement; and (b) promptly deliver to the Agent an amendment hereto, duly executed by such Debtor, in substantially the form of Exhibit A (each an “Amendment”), in respect of any and all Equity Interests (including any of the same received from a Restricted Subsidiary created, acquired or designated after the date hereof; provided that a Debtor shall not be required to pledge Equity Interests in (x) a Foreign Subsidiary or a Disregarded Domestic Person that in each case is not a Specified Foreign Subsidiary, (y) any Unrestricted Subsidiary or (z) Equity Interests otherwise constituting Excluded Collateral) and notes or other securities or instruments, together with all certificates evidencing such Equity Interests, and subject to the terms of Section 4.1(b)(v), all such notes or other instruments representing or evidencing the same. Such Debtor hereby (a) authorizes the Agent to attach each Amendment to this Agreement and (b) agrees that all such Equity Interests, notes or other securities or instruments listed on any Amendment delivered to the Agent shall for all purposes hereunder constitute Collateral. If any of the Collateral consists of interests in a partnership or limited liability company, such Debtor shall not permit such interest to become a “security” governed by the provisions of Article 8 of the UCC unless such interest is certificated and delivered to the Agent.

Section 4.5 Intellectual Property Covenants.

(a) Whenever such Debtor shall acquire or file an application for any Registered Intellectual Property included in the Collateral or obtain rights thereto or becomes entitled to the benefit of any Registered Intellectual Property, such Debtor shall promptly provide the Agent with written notice thereof describing any such new Registered Intellectual Property, and upon the reasonable request of the Agent, shall promptly execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Agent may request to evidence the Agent’s security interest in any such Registered Intellectual Property, including forms substantially in the form of Annex A, as applicable.

(b) Such Debtor shall: (i) take reasonable and necessary steps to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Registered Intellectual Property owned by such Debtor; (ii) file applications to register all new material Copyrights, Patents and Trademarks owned by such Debtor as such Debtor may reasonably deem appropriate; (iii) preserve and maintain all rights in all material Intellectual Property owned by such Debtor; and (iv) use commercially reasonable efforts to obtain any consents, waivers or agreements necessary to enable Agent to

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exercise its remedies under this Agreement with respect to the Intellectual Property owned by such Debtor; provided that, in the case of clauses (i), (ii) and (iii), such covenants shall not apply if such Debtor has determined in its reasonable business judgment that such Intellectual Property is no longer necessary for or desirable in the conduct of such Debtor’s business.

(c) In the event that such Debtor obtains knowledge that any material Intellectual Property owned by such Debtor is Infringed by a third party, such Debtor shall (i) take such actions as such Debtor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property (including, where appropriate in such Debtor’s reasonable business judgment, suing for Infringement and/or seeking injunctive relief) and (ii) promptly notify the Agent after such Debtor obtains knowledge of such Infringement.

(d) Such Debtor will promptly notify the Agent if such Debtor obtains knowledge that any material Registered Intellectual Property owned by such Debtor may become forfeited, abandoned or dedicated to the public, or of any adverse determination by any Governmental Authority regarding such Debtor’s rights in, or the validity, enforceability, ownership or use of, any material Registered Intellectual Property owned by such Debtor, including, without limitation, such Debtor’s right to register or to maintain the same.

Section 4.6 Chattel Paper and Letters of Credit. Upon the Agent’s reasonable request following an Event of Default that is continuing, such Debtor will place a legend on any chattel paper included in the Collateral indicating that Agent has a security interest in such chattel paper.

Section 4.7 Commercial Tort Claims. Each Debtor will promptly give notice to the Agent of any commercial tort claim where the amount in controversy is equal to or exceeds $100,000,000 and will supplement Schedule 2.1(b) hereto and otherwise grant to the Agent a perfected security interest in any such commercial tort claim that arises after the date hereof.

Section 4.8 Timing of Actions and Deliverables. Notwithstanding anything to the contrary herein, all actions and deliverables required under this Agreement shall be deemed taken or delivered “promptly” if such actions or deliverables are taken or delivered upon the later of (i) the next delivery date of the financials contemplated by Sections 5.01(a) and 5.01(b) of the Credit Agreement and (ii) the date expressly requested by the Agent acting in its reasonable discretion.

ARTICLE 5.

Rights of the Agent

Section 5.1 POWER OF ATTORNEY. EACH DEBTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE AGENT AND ANY OFFICER OR AGENT THEREOF, WITH FULL POWER OF SUBSTITUTION, AS ITS TRUE AND LAWFUL ATTORNEY IN FACT WITH FULL IRREVOCABLE POWER AND AUTHORITY IN THE NAME OF SUCH DEBTOR OR IN ITS OWN NAME, TO TAKE, ANY AND ALL ACTIONS AND TO EXECUTE ANY AND ALL DOCUMENTATION WHICH THE AGENT AT ANY TIME WHEN AN EVENT OF DEFAULT EXISTS AND IS CONTINUING DEEMS NECESSARY OR DESIRABLE TO ACCOMPLISH THE PURPOSES OF THIS

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AGREEMENT AND, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SUCH DEBTOR HEREBY GIVES THE AGENT THE POWER AND RIGHT ON ITS BEHALF AND IN AGENT’S OWN NAME TO DO ANY OF THE FOLLOWING WHEN AN EVENT OF DEFAULT EXISTS AND IS CONTINUING, WITH NOTICE TO THE PARENT BORROWER BUT WITHOUT THE CONSENT OF ANY DEBTOR:

(a) to demand, sue for, collect or receive, in the applicable Debtor’s name or in Agent’s own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents or any other instruments for the payment of money under the Collateral or any policy of insurance;

(b) to pay or discharge taxes, Liens or other encumbrances levied or placed on or threatened against the Collateral;

(c) (i) to direct account debtors and any other parties obligated on the Collateral to make payment of any and all monies due and to become due thereunder directly to, or otherwise render performance to or for the benefit of, the Agent or as the Agent shall direct; (ii) to receive payment of and receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (iii) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications and notices in connection with the Collateral; (iv) to commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral (including any Liens or any supporting obligation securing or supporting the payment thereof); (v) to defend any suit, action or proceeding brought against it with respect to any Collateral; (vi) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (vii) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms as the Agent may determine; (viii) to add or release any guarantor, endorser, surety or other party to any of the Collateral; (ix) to renew, extend or otherwise change the terms and conditions of any of the Collateral; (x) to grant or issue any exclusive or nonexclusive license under or with respect to any of the Intellectual Property included in the Collateral (subject to the rights of any Person under pre-existing Intellectual Property Licenses or other agreements); (xi) to endorse its name on all applications and other documentation necessary or desirable in order for the Agent to use any of the Intellectual Property included in the Collateral; (xii) to make, settle, compromise or adjust any claims under or pertaining to any of the Collateral (including claims under any policy of insurance); and (xiii) to sell, transfer, pledge, convey, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent’s option and the Debtors’ expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve, maintain, or realize upon the Collateral and the Agent’s security interest therein.

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THIS POWER OF ATTORNEY IS A POWER COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH SECTION 7.10. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Agent in this Agreement and shall not be liable for any failure to do so or any delay in doing so. Neither the Agent nor any Person designated by the Agent shall be liable for any act or omission or for any error of judgment or any mistake of fact or law, except any of the same resulting from its or their gross negligence, willful misconduct or material breach of its obligations under the Loan Documents. This power of attorney is conferred on the Agent solely to protect, preserve, maintain and realize upon its security interest in the Collateral. The Agent shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve or maintain any Lien or supporting obligation given to secure the Collateral.

Section 5.2 Possession; Reasonable Care. The Agent may, from time to time, in its sole discretion, appoint one or more agents to hold physical custody, for the account of the Agent, of any or all of the Collateral that the Agent has a right to possess. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Agent accords its own property, it being understood that the Agent shall not have any responsibility for: (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Agent has or is deemed to have knowledge of such matters or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

Section 5.3 Appointment as Agent; Swap Obligations; Deposit Obligations.

(a) JPMorgan Chase Bank, N.A. is hereby appointed to act as Agent hereunder and under each applicable Security Document and by their acceptance of the benefits hereof and thereof, each Secured Party hereby consents to such appointment and agrees to the terms hereof and to each other Security Document. The Agent shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including the release or substitution of Collateral), solely in accordance with the Credit Agreement, this Agreement and the other Security Documents to which the Agent is a party in its capacity as such. In furtherance of the foregoing provisions of this Section 5.3, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Agent for the benefit of the applicable Secured Parties in accordance with the terms of the Credit Agreement, this Agreement and the other Security Documents.

(b) The Agent shall not be deemed to have any duty whatsoever with respect to any Secured Party that is a counterparty to an agreement representing Swap Obligations or Deposit Obligations, unless it shall have received written notice in form and substance satisfactory to the Agent from a Debtor or any such Secured Party as to the existence and terms of the applicable Swap Obligations or Deposit Obligations.

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(c) The obligations of the Agent to the holders of Swap Obligations or Deposit Obligations (the “Additional Secured Parties”), as applicable, hereunder and under any other Security Document shall be limited solely to (i) holding the Collateral for the benefit of the applicable Additional Secured Parties, for so long as (A) any Swap Obligations or any Deposit Obligations, as applicable, remain outstanding and (B) any Swap Obligations or any Deposit Obligations, as applicable, are secured by such Collateral and (ii) distributing any proceeds received by the Agent from the sale, collection or realization of the Collateral to the applicable Secured Party in respect of any Swap Obligations or any Deposit Obligations, as applicable, in accordance with the terms of the Credit Agreement, this Agreement and the other Security Documents. No Additional Secured Party shall be entitled to exercise (or to direct the Agent to exercise) any rights or remedies hereunder with respect to any Swap Obligations or any Deposit Obligations, as applicable, including without limitation the right to enforce any security interest in the Collateral, request any action, institute proceedings, give any instructions, make any election, give any notice to account debtors, make collections, sell or otherwise foreclose on any portion of the Collateral or execute any amendment, supplement, or acknowledgment hereof. Neither the Credit Agreement, this Agreement nor any other Security Document shall create any liability of the Agent, any Lender, or the other Secured Party party to a Loan Document to any Additional Secured Party by reason of actions taken with respect to the creation, perfection or continuation of the security interest in the Collateral, actions with respect to the occurrence of an Event of Default, actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of the Collateral or action with respect to the collection of any claim for all or any part of the Obligations from any account debtor, guarantor or any other party or the valuation, use or protection of the Collateral.

(d) The Agent shall not be required to ascertain or inquire as to the performance by the Parent Borrower or any other obligor of any Swap Obligations or any Deposit Obligations, as applicable.

(e) The Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Event of Default unless and until the Agent shall have received a written notice of such Event of Default from a source authorized to provide such notice under the documentation applicable to such Event of Default. The Agent shall have no obligation either prior to or after receiving such notice to inquire whether an Event of Default has, in fact, occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any notice so furnished to it.

ARTICLE 6.

Default

Section 6.1 Rights and Remedies. If an Event of Default exists and is continuing, the Agent shall have the following rights and remedies:

(a) In addition to all other rights and remedies granted to the Agent in this Agreement (including those set forth in Article 5 hereof) or in any other Loan Document or by applicable law, the Agent shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral). Without limiting the

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generality of the foregoing, the Agent may: (i) without demand or notice to any Debtor, collect, receive or take possession of the Collateral or any part thereof and for that purpose the Agent may (subject to the rights of third parties with respect thereto) enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable and in the event the Agent seeks to take possession of any or all of the Collateral by judicial process, each Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action; (ii) apply the balance of Debtor’s deposit account held at the Agent to Debtor’s Obligation owed to the Agent in its capacity as a Lender; and/or (iii) sell, lease or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Agent’s offices or elsewhere, for cash, on credit or for future delivery, on an “as is” and “with all faults” basis, with a disclaimer of all warranties (including warranties of title, possession, quiet enjoyment and the like and all warranties of merchantability and fitness) and upon such other terms as the Agent may deem commercially reasonable or otherwise as may be permitted by law. Neither the Agent nor any Secured Party shall have any obligation to clean–up or otherwise prepare the Collateral for sale if the Agent determines that it is not beneficial to do so or if its costs to do so outweigh the benefits expected to be received thereby. The Agent shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) and become a purchaser of the Collateral or any part thereof. Upon the reasonable request of the Agent, each Debtor shall within ten (10) days (or within such longer number of days as the Agent may approve): (i) assemble its Collateral and (ii) make it available to the Agent at any place or places designated by the Agent that are reasonably convenient to it and the Agent. Each Debtor agrees that the Agent shall not be obligated to give more than ten (10) days prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters; provided that no such notice shall be required with respect to any Collateral that is perishable, that threatens to decline speedily in value or is a type customarily sold on the recognized market. The Agent shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Each Debtor shall be liable for all reasonable expenses of retaking, holding, preparing for sale or the like, and all reasonable attorneys’ fees, legal expenses and other costs and expenses incurred by the Agent in connection with the collection of its Obligations and the enforcement of the Agent’s rights under this Agreement and arising as a result hereof (in each case, subject to the limitations set forth in the Credit Agreement). Each Debtor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral applied to its Obligations are insufficient to result in the occurrence of the Date of Full Satisfaction. The Agent may apply the Collateral against the Obligations as provided in the Credit Agreement and when applying the Collateral against the Obligations, unless otherwise provided in the Credit Agreement, any Obligations which are purchase money obligations or represent proceeds of loans utilized to acquire the Collateral shall be deemed to be paid last. Each Debtor waives all rights of marshalling, valuation and

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appraisal in respect of the Collateral. Any proceeds received or held by the Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and then or at any time thereafter applied in whole or in part by the Agent against, the Obligations in the order permitted by the Credit Agreement. Any surplus of such proceeds and interest accrued thereon, if any, held by the Agent and remaining after the Date of Full Satisfaction shall be promptly paid over to the Debtor entitled thereto or to whomsoever may be lawfully entitled to receive such surplus. The Agent shall have no obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Agreement.

(b) Upon three (3) Business Days’ prior written notice to the Parent Borrower, the Agent may cause any or all of the Collateral held by it to be transferred into the name of the Agent or the name or names of the Agent’s nominee or nominees.

(c) The Agent may exercise any and all of the rights and remedies of any Debtor under or in respect of the Collateral, including any and all rights to demand or otherwise require payment of any amount under, or performance of any provision of, any of the Collateral and, upon three (3) Business Days’ prior written notice to the Parent Borrower, any and all voting rights and corporate powers in respect of the Collateral. Each Debtor shall execute and deliver (or cause to be executed and delivered) to the Agent all such proxies and other documentation as the Agent may reasonably request for the purpose of enabling the Agent to exercise the voting and other rights which it is entitled to exercise pursuant to this clause (c) and to receive the dividends, interest and other amounts which it is entitled to receive hereunder.

(d) The Agent may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral but shall be under no obligation to do so.

(e) On any sale of the Collateral, the Agent is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Agent’s counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable governmental unit. Such compliance will not be considered to adversely affect the commercial reasonableness of any sale of any Collateral.

(f) For purposes of enabling the Agent to exercise its rights and remedies under Section 5.1 and this Section 6.1 and enabling the Agent and its successors and permitted assigns to enjoy the full benefits of the Collateral in each case as the Agent shall be entitled to exercise its rights and remedies under Section 5.1 and this Section 6.1, each Debtor hereby grants to the Agent a nonexclusive license (exercisable solely when an Event of Default exists and is continuing and without payment of royalty or other compensation to such Debtor) to use, assign, license or sublicense any of its Intellectual Property included in the Collateral (subject to the rights of any Person under pre-existing Intellectual Property Licenses or other agreements), including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and all computer programs used for the completion or printout thereof and further including in such license such rights of quality control and inspection as are reasonably necessary to prevent the Trademarks included in such license from claims of invalidation. This license shall also inure to the benefit of all successors and permitted assigns and transferees of the Agent.

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(g) If the Agent sells any of the Collateral of a Debtor on credit, such Debtor will be credited only with payments actually made by the purchaser, received by the Agent and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, the Agent may resell the Collateral and the applicable Debtor shall be credited with the proceeds of the sale.

Notwithstanding the foregoing, no amounts received from any Debtor shall be applied to any Excluded Swap Obligations of such Debtor.

Section 6.2 Private Sales. Each Debtor recognizes that the Agent may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the laws of any jurisdiction outside the United States or in the Securities Act of 1933, as amended from time to time (the “Securities Act”) and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment and not with a view to the distribution or resale thereof. Each Debtor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall, to the extent permitted by law, be deemed to have been made in a commercially reasonable manner. Neither the Agent nor any Secured Party shall be under any obligation to delay a sale of any of the Collateral for the period of time necessary to permit the issuer of such securities to register such securities under the laws of any jurisdiction outside the United States, under the Securities Act or under any applicable state securities laws, even if such issuer would agree to do so. Each Debtor further agrees to do or cause to be done, to the extent that it may do so under applicable law, all such other reasonable acts and things as may be necessary to make such sales or resales of any portion or all of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental units, domestic or foreign, having jurisdiction over any such sale or sales, all at the Debtors’ expense.

Section 6.3 Standards for Exercising Remedies. To the extent that applicable law imposes duties on Agent to exercise remedies in a commercially reasonable manner, each Debtor acknowledges and agrees that it is not commercially unreasonable for the Agent: (a) to fail to incur expenses reasonably deemed significant by the Agent to prepare any Collateral for disposition or otherwise to complete raw material for work-in-process into finished goods or other finished products for disposition; (b) except as required by applicable law, to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of the Collateral to be collected or disposed of; (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to remove liens on or any adverse claims against the Collateral; (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists; (e) to advertise dispositions of Collateral through publications or media of

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general circulation, whether or not the Collateral is of a specialized nature; (f) to contact other persons, whether or not in the same business as Debtor, for expressions of interest in acquiring all or any portion of the Collateral; (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature; (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral, that have the reasonable capability of doing so, and that match buyers and sellers of assets; (i) to dispose of assets in wholesale rather than retail markets; (j) to disclaim disposition warranties; (k) to purchase insurance or credit enhancements to insure the Agent against risks of loss, collection or disposition of Collateral or to provide the Agent a guaranteed return from the collection or disposition of Collateral; (l) to the extent deemed appropriate by the Agent, to obtain the services of brokers, investment bankers, consultants and other professionals (including the Agent and its affiliates) to assist the Agent in the collection or disposition of any of the Collateral; or (m) to comply with any applicable state or federal law requirement in connection with the disposition or collection of the Collateral. Each Debtor acknowledges that this Section 6.3 is intended to provide non-exhaustive indications of what actions or omissions by the Agent would not be commercially unreasonable in the Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Agent shall not be deemed commercially unreasonable solely by not being included in this Section 6.3. Without limitation upon the foregoing, nothing contained in this Section 6.3 shall be construed to grant any rights to any Debtor or to impose any duties upon the Agent that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 6.3.

ARTICLE 7.

Miscellaneous

Section 7.1 No Waiver; Cumulative Remedies. No failure on the part of the Agent to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law or the other Loan Documents.

Section 7.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each Debtor, the Agent, the Secured Parties and respective successors and permitted assigns, except (x) that no Debtor may assign any of its rights or obligations under this Agreement without the prior written consent of the Lenders and (y) the Agent may not appoint a successor Agent, in each case, except in accordance with the Credit Agreement.

Section 7.3 AMENDMENT; ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF

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THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO. Except as contemplated by the execution and delivery of a Subsidiary Joinder Agreement or an Amendment (which, in each case, only needs to be signed by the party thereto), the provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto (with the consent of the number of Lenders required by the Credit Agreement).

Section 7.4 Notices. All notices and other communications provided for in this Agreement shall be given or made in accordance with the Credit Agreement and if to any Debtor, at the address for notices of the Parent Borrower set forth therein.

Section 7.5 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 7.6 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

Section 7.7 Survival of Representations and Warranties. All representations, warranties and certifications made in this Agreement or in any documentation delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by the Agent shall affect the representations, warranties and certifications or the right of the Agent or any Secured Party to rely upon them.

Section 7.8 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Loan Document and/or (z) any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an electronic symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record (each an “Electronic Signature”) transmitted by telecopy, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Agent has agreed to accept any Electronic Signature, (A) the Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Parent Borrower or any other Loan Party

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without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (B) the Loan Parties shall be entitled to rely on the Electronic Signature purportedly given on behalf of the Agent, any Lender, any Swingline Lender or any Issuing Bank without further verification thereof and without any obligation to review the appearance or form of any Electronic Signature and (ii) upon the request of any Loan Party, the Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Debtors, the Agent, the Lenders and any holder of Obligations, by their acceptance of the benefits of this Agreement, hereby agree (i) that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Agent, the Lenders, the Parent Borrower and the Loan Parties, Electronic Signatures transmitted by telecopy, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original and (ii) each other party hereto or to any Loan Document and/or Ancillary Document may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record).

Section 7.9 Severability. Any provision of this Agreement which is determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 7.10 Termination. Upon the Date of Full Satisfaction and/or the effectiveness of the authorization for release set forth in Section 9.10 of the Credit Agreement, the security interests created hereby shall terminate automatically and the Agent shall, upon the written request of any Debtor, execute and deliver to the Debtors proper documentation acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to each Debtor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Agent and has not previously been sold or otherwise applied pursuant to this Agreement.

Section 7.11 Obligations Absolute. All rights and remedies of the Agent hereunder, and all obligations of each Debtor hereunder, shall be absolute and unconditional irrespective of: (a) any lack of validity or enforceability of any of the Loan Documents or any documents in respect of any Swap Obligations or Deposit Obligations; (b) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any of the Loan Documents or any documents in respect of any Swap Obligations or Deposit Obligations; (c) any exchange, release, or nonperfection of any Collateral, or any release or amendment or waiver of or consent to any departure from any guarantee or other supporting obligation, for all or any of the Obligations; or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, a third party pledgor or surety other than the Date of Full Satisfaction in accordance with the terms and provisions of the Credit Agreement.

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Section 7.12 Confirmation of Security Interests; No Novation; Release. By signing this Agreement, each Debtor party hereto hereby confirms that (i) the obligations of such Debtor under the Credit Agreement (as amended and restated on the date hereof) and the other Loan Documents (as amended, restated, amended and restated or otherwise modified on the date hereof) (x) are entitled to the benefits of the security interests set forth or created in the relevant Security Documents delivered prior to the date hereof and the other Loan Documents (in each case, as amended, restated, amended and restated, supplemented or otherwise modified in connection with the Credit Agreement (as amended and restated on the date hereof) and as the same may be released, in each case, as expressly set forth in the Credit Agreement (as amended and restated on the date hereof)), and (y) constitute Obligations for purposes of the Credit Agreement (as amended and restated on the date hereof) and this Agreement and all other relevant Security Documents delivered prior to the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified in connection with the Credit Agreement (as amended and restated on the date hereof) and as the same may be released, in each case as expressly set forth in the Credit Agreement (as amended and restated on the date hereof)) and (ii) notwithstanding the effectiveness of the terms of this Agreement and the Credit Agreement (as amended and restated on the date hereof), except as expressly set forth in the Credit Agreement (as amended and restated on the date hereof) and as such Security Documents are amended, restated, amended and restated or otherwise modified as of the date hereof, the relevant Security Documents delivered prior to the date hereof and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Each Loan Party party hereto hereby ratifies and confirms that all Liens granted, conveyed, or assigned to the Agent by such Person pursuant to each relevant Loan Document delivered prior to the date hereof to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations, as may be extended, increased or otherwise modified hereby. It is the intention of each Loan Party party hereto and the Agent, and each Loan Party party hereto and the Agent acknowledge and agree, that this Agreement, the Credit Agreement and any modifications or amendments to the other Loan Documents contemplated hereby shall not constitute a novation of any rights or obligations of any party under the Existing Credit Agreement and/or the other Loan Documents (as defined in the Existing Credit Agreement) for the purpose of any applicable law.

[SIGNATURE PAGES BEGIN ON NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

DEBTORS:

DARLING INGREDIENTS INC.

By:	/s/ Martijn van Steenpaal
Name:	Martijn van Steenpaal
Title:	Senior Vice President and Treasurer

CRAIG PROTEIN DIVISION, INC.

By:	/s/ Martijn van Steenpaal
Name:	Martijn van Steenpaal
Title:	Senior Vice President and Treasurer

DARLING GLOBAL HOLDINGS INC.

By:	/s/ Martijn van Steenpaal
Name:	Martijn van Steenpaal
Title:	Senior Vice President and Treasurer

DARLING NATIONAL LLC

By:	/s/ Martijn van Steenpaal
Name:	Martijn van Steenpaal
Title:	Senior Vice President and Treasurer

GRIFFIN INDUSTRIES LLC

By:	/s/ Martijn van Steenpaal
Name:	Martijn van Steenpaal
Title:	Senior Vice President and Treasurer

[Signature Page to Fourth Amended and Restated Security Agreement]

ROUSSELOT INC.

By:	/s/ Martijn van Steenpaal
Name:	Martijn van Steenpaal
Title:	Senior Vice President and Treasurer

ROUSSELOT PEABODY INC.

By:	/s/ Martijn van Steenpaal
Name:	Martijn van Steenpaal
Title:	Senior Vice President and Treasurer

ROUSSELOT DUBUQUE INC.

By:	/s/ Martijn van Steenpaal
Name:	Martijn van Steenpaal
Title:	Senior Vice President and Treasurer

SONAC USA LLC

By:	/s/ Martijn van Steenpaal
Name:	Martijn van Steenpaal
Title:	Senior Vice President and Treasurer

DARPRO STORAGE SOLUTIONS LLC

By:	/s/ Martijn van Steenpaal
Name:	Martijn van Steenpaal
Title:	Senior Vice President and Treasurer

VALLEY PROTEINS LLC

By:	/s/ Martijn van Steenpaal
Name:	Martijn van Steenpaal
Title:	Senior Vice President and Treasurer

[Signature Page to Fourth Amended and Restated Security Agreement]

VALLEY PROTEINS (DE), LLC

By:	/s/ Martijn van Steenpaal
Name:	Martijn van Steenpaal
Title:	Senior Vice President and Treasurer

GELNEX, INC.

By:	/s/ Martijn van Steenpaal
Name:	Martijn van Steenpaal
Title:	Senior Vice President and Treasurer

[Signature Page to Fourth Amended and Restated Security Agreement]

AGENT:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Sean Bodkin
Name:	Sean Bodkin
Title:	Executive Director

[Signature Page to Fourth Amended and Restated Security Agreement]

INDEX OF SCHEDULES, EXHIBITS AND ANNEXES

Schedule 2.1(a)	–	Promissory Notes
Schedule 2.1(b)	–	Commercial Tort Claims
Schedule 2.1(c)	–	Pledged Shares – Domestic Subsidiaries
Schedule 2.1(d)	–	Pledged Shares – Foreign Subsidiaries
Schedule 3.1	–	Locations
Schedule 3.3	–	Jurisdiction of Organization; Trade and Other Names; Tax and Organizational I.D. Numbers
Schedule 3.4	–	Intellectual Property

Exhibit A	–	Form of Amendment
Exhibit B	–	Subsidiary Joinder Agreement
Exhibit C	–	Form of Financing Statement

Annex A	–	Form of Grant of Security Interest in Intellectual Property

INDEX OF SCHEDULES, EXHIBITS AND ANNEXES

SCHEDULE 2.1(a)

TO

SECURITY AGREEMENT

Pledged Promissory Notes

1.	Craig Protein Division, Inc.: NONE

2.	Darling Global Holdings Inc.: NONE

3.	Darling Ingredients Inc.: NONE

4.	Darling National LLC: NONE

5.	Griffin Industries LLC: NONE

6.	Rousselot Inc.: NONE

7.	Rousselot Dubuque Inc.: NONE

8.	Rousselot Peabody Inc.: NONE

9.	Sonac USA LLC: NONE

10.	DarPro Storage Solutions LLC: NONE

11.	Valley Proteins, LLC: NONE

12.	Valley Proteins (DE), LLC: NONE

13.	Gelnex, Inc.: NONE

SCHEDULE 2.1(b)

TO

SECURITY AGREEMENT

Commercial Tort Claims

1.	Craig Protein Division, Inc.: NONE

2.	Darling Global Holdings Inc.: NONE

3.	Darling Ingredients Inc.: NONE

4.	Darling National LLC: NONE

5.	Griffin Industries LLC: NONE

6.	Rousselot Inc.: NONE

7.	Rousselot Dubuque Inc.: NONE

8.	Rousselot Peabody Inc.: NONE

9.	Sonac USA LLC: NONE

10.	DarPro Storage Solutions LLC: NONE

11.	Valley Proteins, LLC: NONE

12.	Valley Proteins (DE), LLC: NONE

13.	Gelnex, Inc.: NONE

SCHEDULE 2.1(c)

TO

SECURITY AGREEMENT

Pledged Shares – Domestic Subsidiaries

1.	Craig Protein Division, Inc.: NONE

2.	Darling Global Holdings Inc.: NONE

3.	Darling Ingredients Inc.:

Name	State of Incorporation	Description of Each Class and Series (If Applicable)	Par Value	Number of Issued Shares	Certificate No.
Darling National LLC	Delaware	limited liability company interest	n/a	n/a	n/a
Griffin Industries LLC	Kentucky	limited liability company interest	n/a	n/a	n/a
Rousselot Inc.	Delaware	common stock	$1.00	10	6
Darling Global Holdings Inc.	Delaware	common stock	$0.01 per share	100	1
DarPro Storage Solutions LLC	Delaware	limited liability company interest	n/a	n/a	n/a
Valley Proteins, LLC	Virginia	limited liability company interest	n/a	n/a	n/a
EV Acquisition, LLC	Arkansas	limited liability company interest	n/a	n/a	n/a
Bio-Energy Products, LLC	Delaware	limited liability company interest	n/a	n/a	n/a
CTH US Inc.	Delaware	common stock	$1.00	1,000	3

4.	Darling National LLC: NONE

5.	Griffin Industries LLC:

Name	State of Incorporation	Description of Each Class and Series (If Applicable)	Par Value	Number of Issued Shares	Certificate No.
Craig Protein Division, Inc.	Georgia	capital stock	$100	4191.30	24

6.	Rousselot Inc.:

Name	State of Incorporation	Description of Each Class and Series (If Applicable)	Par Value	Number of Issued Shares	Certificate No.
Rousselot Dubuque Inc.	Delaware	common stock	$0.01	10	1
Rousselot Peabody Inc.	Massachusetts	common stock	$100	25,000	2
Gelnex, Inc.	New York	common stock	n/a	100	04

7.	Rousselot Dubuque Inc.:

Name	State of Incorporation	Description of Each Class and Series (If Applicable)	Par Value	Number of Issued Shares	Certificate No.
Sonac USA LLC	Delaware	limited liability company interest	n/a	n/a	n/a

8.	Rousselot Peabody Inc.: NONE

9.	Sonac USA LLC: NONE

10.	DarPro Storage Solutions LLC: NONE

11.	Valley Proteins, LLC:

Name	State of Incorporation	Description of Each Class and Series (If Applicable)	Par Value	Number of Issued Shares	Certificate No.
Valley Proteins (DE), LLC	Delaware	limited liability company interest	n/a	n/a	n/a

12.	Valley Proteins (DE), LLC: NONE

13.	Gelnex, Inc.: NONE

SCHEDULE 2.1(d)

TO

SECURITY AGREEMENT

Pledged Shares – Foreign Subsidiaries

1.	Craig Protein Division, Inc.: NONE

2.	Darling Global Holdings Inc.:

Name	State of Incorporation	Description of Each Class and Series (If Applicable)	Par Value	Number of Issued Shares	Certificate No.
Darling International Netherlands BV	Netherlands	Common shares	EUR 1.00	100	n/a

3.	Darling Ingredients Inc.: NONE

4.	Darling National LLC: NONE

5.	Griffin Industries LLC: NONE

6.	Rousselot Inc.: NONE

7.	Rousselot Dubuque Inc.: NONE

8.	Rousselot Peabody Inc.: NONE

9.	Sonac USA LLC: NONE

10.	DarPro Storage Solutions LLC: NONE

11.	Valley Proteins, LLC: NONE

12.	Valley Proteins (DE), LLC: NONE

13.	Gelnex, Inc.: NONE

SCHEDULE 3.1

TO

SECURITY AGREEMENT

Locations

I.	Chief Executive Office of each Debtor:

Location	Name and Address of Landlord or Agent of Premises
Darling Ingredients Inc. 5601 N. MacArthur Blvd. Irving, TX 75038

Brookwood MacArthur I, LLC

Brookwood MacArthur II, LLC

c/o Brookwood Financial Partners, LLC

138 Conant Street

Beverly, Massachusetts 01915

Attention: Kurt Zernich, Director of Asset

Management

With a copy to:

Brookwood MacArthur I, LLC
Brookwood MacArthur II, LLC

c/o Brookwood Financial Partners, LLC

5605 N. MacArthur Blvd., Suite 150

Irving, Texas 75038

Attention: Property Manager

II.	Other Chief Executive Office Locations of the Debtors Within the Last Four Completed Calendar Months:

1.	Craig Protein Division, Inc.: NONE

2.	Darling Global Holdings Inc.: NONE

3.	Darling Ingredients Inc.: NONE

4.	Darling National LLC: NONE

5.	Griffin Industries LLC: NONE

6.	Rousselot Inc.: NONE

7.	Rousselot Dubuque Inc.: NONE

8.	Rousselot Peabody Inc.: NONE

9.	Sonac USA LLC: NONE

10.	DarPro Storage Solutions LLC: NONE

11.	Valley Proteins, LLC: NONE

12.	Valley Proteins (DE), LLC: NONE

13.	Gelnex, Inc.: NONE

III.	Locations of Equipment and Inventory; Third Parties in Possession:

1.	Craig Protein Division, Inc.

A.	Properties Owned

	Location	County	Property Use
1.	508 Highway 80 East, East Dublin, GA (4 properties)	Laurens County	Animal By-Products and Grease Processing Plant
2.	2953 County Line Road, Thomasville, GA	Thomas County	Transfer Station

B.	Properties Leased

	Location	County	Landlord	Property Use
1.	Irving, TX 75038	County within Irving, TX	Delta Private Jets	Hanger and Office Building

2.	Darling Global Holdings Inc.

NONE

3.	Darling Ingredients Inc.

A.	Properties Owned

	Location	County	Property Use

1.	11946 Carpenter Rd., Crows Landing, CA	Stanislaus County	Operating Facility

2.	2354 S. Fruit Ave., Fresno, CA	Fresno County	Pending Sale

3.	2626 E. 25th Street, Los Angeles, CA	Los Angeles County	Operating Facility

4.	2671-2677 East 26th Street, Vernon, CA	Los Angeles County	Additional land and warehouse across plant

5.	170 Fred Hurley Rd N.W., Calhoun, GA	Gordon County	Operating Facility

6.	5076 Nifda Dr. SE, Smyrna, GA	Cobb County	Operating Facility

7.	1900 Murray, Sioux City, IA	Woodbury County	Operating Facility

8.	18305 S. Cole Rd., Boise, ID	Ada County	Operating Facility

9.	3153 & 3000 West Wireton Rd., Blue Island, IL	Cook County	Operating Facility

10.	2 Exchange Avenue,National Stockyards, IL	St. Clair County	Operating Facility

11.	685 South Adams St., Kansas City, KS	Wyandotte County	Operating Facility

12.	600 Jay Street, Coldwater, MI	Branch County	Operating Facility

13.	3350 Greenfield Road, Melvindale, MI	Wayne County	Operating Facility

14.	9000 382nd Avenue, Blue Earth, MN	Fairbault County	Operating Facility

15.	R.R. #1, 1547 County Road 13, Wahoo, NE	Saunders County	Operating Facility

16.	825 Wilson Avenue, Newark, NJ	Essex County	Operating Facility

	Location	County	Property Use

17.	4730 Vandenberg Dr., N. Las Vegas, NV	Clark County	Operating Facility

18.	1002 Belt Line Street, Cleveland, OH	Cuyahoga County	Operating Facility

19.	915 N. 5th St., Collinsville, OK	Tulsa County	Operating Facility

20.	1240 Sargent Rd., Dallas, TX	Dallas County	Operating Facility

21.	3701 Schalker Dr., Houston, TX	Harris County	Operating Facility

22.	1208 East Walnut St., Lexington, NE	Dawson County	Operating Facility

23.	4125 Dablman Ave. Omaha, NE	Douglas County	Operating Facility

24.	3370 Avenue L., Tama, IA	Tama County	Operating Facility

25.	5900 Old Allegan Road, Hamilton, MI	Allegan County	Operating Facility

26.	407 S. Tegner Road, Turlock, CA	Stanislaus County	Operating Facility

27.	1013 North Jefferson Street, Sprindale, Arkansas 72756	County in Spingdale, Arkansas	Owned Property

28.	417 East Center Avenue, Springdale, Arkansas 72764	County in Springdale, Arkansas	Owned Property

B.	Properties Leased

	Location	County	Landlord	Property Use

1.	1000 South Main, Mason City, IL	Mason County	Illinois & Midland Railroad Inc	Plant

2.	1002 Beltline Avenue, Cleveland, OH	Cuyahoga County	Cleveland Cliffs Steel LLC; 1400 WILLIAM ST - A LIMITED PARTNERSHIP	Plant

3.	11946 Carpenter Rd., Crows Landing, CA	Stanislaus County	California Northern Railroad Company	Plant

4.	1208 East Walnut St., Lexington, NE	Dawson County	Union Pacific Railroad; JBS USA,LLC	Plant

5.	12091 Plymouth Coshen Trail, Plymouth, IN	Marshall County	Jancy LLC	Transfer Station

6.	1423 Beaver Channel Pkwy., Clinton, IA	Clinton County	Canadian Pacific Railway Co	Plant

7.	14401 S. 5th St., Bellevue, NE	Sarpy County	Union Pacific Railroad	Plant

8.	1547 County Road 13, Wahoo, NE	Saunders County	Union Pacific Railroad	Plant

9.	16375 Doswell Park Drive, Doswell, VA	Hanover County	Dosweel Park LLC	Plant

	Location	County	Landlord	Property Use

10.	18305 S. Cole Rd., Boise, ID	Ada County	OMEGA RAIL MANAGEMENT INC	Plant

11.	2027 River Road, Union City, TN	Obion County	Top Rail Solutions	Plant

12.	2041 Marc Ave., Tacoma, WA	Pierce County	Port of Tacoma	Plant

13.	2100 W Hadley Ave, Las Cruces, NM	Doña Ana County	Trinity Properties	Transfer Station

14.	2155 N. Mosley Ave., Wichita, KS	Sedgwick County	Del LLC; Watco Companies Llc Dba	Plant

15.	221 Heilman Ave, Henderson, KY	Henderson County	Csxt N A 013730	Plant

16.	2579 Pettibone Ave, Muscatine, IA	Muscatine County	Canadian Pacific Railway Co	Plant

17.	2624 South Hickory St., Santa Ana, CA	Orange County	Cohen Industries LLC & Greedy Family LLC	Transfer Station

18.	2700 Angier Avenue, Durham, NC	Durham County	Lewis Family LLC	Transfer Station

19.	3350 Greenfield Road, Melvindale, MI	Wayne County	Sterling Serivces Ltd	Plant

20.	3505 S. 34th Street, Omaha, NE	Douglas County	Union Pacific Railroad	Plant

21.	358 Main Street, McBride, MO	Perry County	Bnsf Railway Co.	Plant

22.	3701 Schalker Street, Houston, TX	Harris County	Union Pacific Railroad	Plant

23.	429 Amador Street, Pier 92, San Francisco, CA	San Francisco County	City and County of San Francisco	Plant

24.	4413 Tanner Church Rd., Ellenwood, GA	Clayton County	Southern Landmark Development; VANGUARD MODULAR BUILDING SYSTEMS LLC	Plant

25.	4730 Vandenberg Dr., N. Las Vegas, NV	Clark County	RESOURCE RECYCLING OF ARIZONA	Plant

26.	5076 Nifda Dr, Smyrna, GA	Cobb County	Donald E Lenci	Plant

27.	508 Highway 80 East, East Dublin, GA	Laurens County	Roche Family LLC	Plant

	Location	County	Landlord	Property Use
28.	5601 North MacArthur Blvd., Irving, TX	Dallas County

Kansas City

Terminal

Railway Co.; Bnsf Railway Co.; Brookwood MacArthur II LLC; Business Jet Center Ltd; SYNERGY

CONTRACTING LLC DBA JWR

PROPERTIES

LLC; RRITA LLC DBA CAPITOL CENTER 2 LLC; HREP Military Hwy LLC

Corporate office

29.	5701 York Street, Denver, CO	Adams County	Denver Rock Island Railroad	Plant

30.	685 South Adams St., Kansas City, KS	Wyandotte County	Kansas City Terminal Railway Co.	Plant

31.	687 Cleck Road, Mifflintown, PA	Juniata County	Wade H. Cleck	Plant

32.	700 W. Southern Ave., Indianapolis, IN	Marion County	The Indiana Rail Road Co.	Plant

33.	795 West Belgravia, Fresno, CA	Fresno County	Central Truck Repair Shop	Plant

34.	8096 Miramar Rd., San Diego, CA	San Diego County	Dowdy Properties	Transfer Station

35.	825 Wilson Avenue, Newark, NJ	Essex County	Apollo Development & Land Corp.	Plant

36.	97 Westbrook Drive, Honey Brook, PA	Chester County	Gerald Faber; Sweetwater Business Properties Lf; Horwith Leasing Co Inc	Plant

4.	Darling National LLC

A.	Properties Owned

	Location	County	Property Use

1.	5701 and 5800 York Street, Denver, CO	Adams County	Operating Facility

2.	3437, 3441, 3443, 3445 S. Lawndale Ave., Chicago, IL	Cook County	Transfer Station

3.	202 Bengston, Lynn Center, IL	Henry County	Operating Facility

4.	1000 South Main, Mason City, IL	Mason County	Operating Facility

5.	700 W. Southern Ave., Indianapolis, IN	Marion County	Operating Facility

6.	1423 Beaver Channel Pkwy., Clinton, IA	Clinton County	Operating Facility

7.	601 SE 18th St., SE 18th St. and Scott Ave., 740 SE 20th St., Des Moines, IA	Polk County	Operating Facility

8.	229 N. James St., Kansas City, KS	Wyandotte County	Operating Facility

9.	2038, 2050 and 2155 N. Mosley Ave., Wichita, KS	Sedgwick County	Operating Facility

10.	18515 State Hwy. Z, Fairfax, MO	Atchison County	Non-Operating Owned

11.	14401 S. 5th St., Bellevue, NE	Sarpy County	Operating Facility

12.	3505 S. 34th and 3519 S. 33rd Streets, Omaha, NE	Douglas County	Operating Facility

13.	West 694 White Ridge Rd, Berlin, WI	Green Lake County	Operating Facility

B.	Properties Leased

NONE

5.	Griffin Industries LLC

A.	Properties Owned

	Location	County	Property Use

1.	760 E. Zeigler Circle, Mobile, AL	Mobile County	Transfer Station

2.	3300 “A” S. Woodrow, Little Rock, AR	Pulaski County	Non-Operating Owned

3.	4611 Thibault Road, Little Rock, AR	Pulaski County	Grease Processing Plant

4.	2635 Canterbury Road, Muscatine, IA	County within Muscatine, IA	Bakery Plant

5.	8181 Katanga Court, Fort Myers, FL	Lee County	Transfer Station

6.	1330 Division Street, Jacksonville, FL	Duval County	Transfer Station

7.	450 Clark Road and South Street, Marianna, FL	Jackson County	Non-Operating Owned

8.	1445 Industrial Park Road, Mulberry, FL	Polk County	Non-Operating Owned

9.	408 W. Landstreet Road, Orlando, FL	Orange County	Transfer Station

10.	11313 S.E. 52nd Street, Starke, FL	Bradford County	Animal By- Products and Grease Processing Plant

	Location	County	Property Use

11.	221 County Road, Intersection of CSX RR and CR 221 and 4 additional parcels near CR 221, Suwannee, FL	Bradford County	Non-Operating Owned

12.	641 78th Ave, Tampa, FL	Hillsborough County	Non-Operating Owned

13.	1001 Orient Road, Tampa, FL	Hillsborough County	Animal By- Products and Grease Processing Plant

14.	4413 Tanners Church Rd., Ellenwood, GA	Clayton County	Animal By- Products and Grease Processing Plant

15.	913 2nd Avenue NE, Moultrie, GA	Colquitt County	Non-Operating Owned

16.	2nd Avenue NE, Moultrie, GA	Colquitt County	Non-Operating Owned

17.	345 Water Street, Columbus, IN	Bartholomew County	Transfer Station

18.	7358 S. Griffin Road, Newberry, IN	Greene County	Animal By- Products and Grease Processing Plant

19.	1111 Bryan Griffin Road, Butler, KY	Pendleton County	Bakery Plant

20.	1160 Bryan Griffin Road, Butler, KY	Pendleton County	Central Lab

21.	1176 Bryan Griffin Road, Butler, KY	Pendleton County	Biodiesel Plant

22.	814, 816-818, 820 and 900 Fifth Street, Lot 2 in Block 10 of Lambert’s 2nd Addition and Portion of Kimmel Street, Henderson, KY	Henderson County	Non-Operating Owned

23.	305 Priest Street, Henderson, KY	Henderson County	Blending Plant

24.	3080 Concord Road, Russellville, KY	Logan County	Animal By- Products and Grease Processing Plant

25.	25324 Griffin Industries Rd., Holden, LA	Livingston Parish	Transfer station

26.	221 Heilman, Henderson, KY	Henderson County	Bakery Plant

27.	701 E. 7th St., Watts, OK	County within Watts, OK	Bakery Plant

28.	1299 Prisock Road, Jackson, MS	Hinds County	Rendering Plant

29.	5805 Highway 74 East, Marshville, NC	Union County	Bakery Plant

30.	2451 Grant Road, North Baltimore, OH	Wood County	Office

31.	12850 Quarry Road, North Baltimore, OH	Wood County	Bakery Plant/Process

32.	97 Westbrook Drive, Honey Brook, PA	Chester County	Bakery Plant

33.	2027 River Road, Union City, TN	Obion County	Animal By- Products and Grease Processing Plant

	Location	County	Property Use
34.	264 FM Route 2336, Bastrop, TX	Bastrop County	Animal By- Products and Grease Processing Plant
35.	592 CR 483, Nixon, TX	Wilson County	Non-Operating Owned
36.	16375 Doswell Park Drive, Doswell, VA	Hanover County	Bakery Plant

B.	Properties Leased

	Location	County	Landlord	Property Use

1.	11313 S.E. 52nd Street, Starke, FL	Bradford County	Csxt N A 013730	Plant

2.	1176 Bryan Griffin Road, Butler, KY	Pendleton County	Martom Properties Llc; Csxt N A 013730;	Plant

3.	12850 Quarry Road, North Baltimore, OH	Wood County	Growmark Inc.	Plant

4.	1299 Prisock Road, Jackson, MS	Hinds County	Martom Properties Llc	Plant

5.	1818 County Road 160, Winesburg, OH	Holmes County	Case Farms Llc	Plant

6.	191 Bradford Road, Butler, KY	Pendleton County	Martom Properties, LLC	Plant manufacturing

7.	2027 River Road, Union City, TN	Obion County	Illinois Central Railroad	Plant

8.	264 FM Route 2336, Bastrop, TX	Bastrop County	The Elgin Warehousing Com	Plant

9.	305 Priest Street, Henderson, KY	Henderson County	Martom Properties Llc	Plant

10.	3080 Concord Road, Russellville, KY	Logan County	Csxt N A 013730	Plant

11.	420 Tobacco Road, London, KY	Laurel County	London Tobacco Mkt	Transfer Station

12.	4413 Tanner Church Rd., Ellenwood, GA	Clayton County	Norfolk Southern Railway Co.	Plant

13.	701 E. 7th Street, Watts, OK	Adair County	Kansas City Southern Railway	Plant

14.	97 Westbrook Drive, Honey Brook, PA	Chester County	Tyburn Railroad Co	Plant

15.	4114 Hwy 67 South, Pocahontas, AR	Randolph County	Peco Foods Inc	Admin

6.	Rousselot Inc.

A.	Properties Owned

NONE

B.	Properties Leased

	Location	County	Landlord	Property Use
1.	1231 S Rochester Street, Suite 250, Mukwonago, WI	Waukesha County	Whitnall- Summit Company LLC	Commercial, Office

7.	Rousselot Dubuque Inc.

A.	Properties Owned

	Location	County	Property Use
1.	2350 Kerper Blvd. Dubuque, Iowa 52001	Dubuque County	Industrial

B.	Properties Leased

NONE

8.	Rousselot Peabody Inc.

A.	Properties Owned

	Location	County	Property Use

1.	229 Washington St Peabody, MA 01960	Essex County	Multiple use, industrial

2.	0 Allens Lane Peabody, MA 01960	Essex County	Multiple use, industrial

3.	0 Jubilee Drive Peabody, MA 01960	Essex County	Multiple use, industrial

4.	0 Cedar Pond @ RTE 128 Peabody, MA 01960	Essex County	Multiple use, industrial

5.	0 May St Peabody, MA 10960	Essex County	Multiple use, industrial

6.	0 Lynnfield St Peabody, MA 01960	Essex County	Multiple use, industrial

B.	Properties Leased

NONE

9.	Sonac USA LLC

A.	Properties Owned

	Location	County	Property Use
1.	1299 East Maple Maquoketa, IA 52060	Jackson County	Industrial

B.	Properties Leased

NONE

10.	DarPro Storage Solutions LLC

NONE

11.	Valley Proteins, LLC

A.	Properties Owned

	Location	County	Property Use

1.	Amarillo, TX (a) 8415 SE 1st Avenue, and (b) 80 S. Lakeside Drive Amarillo, TX 79118	Potter	(a) Rendering plant, (b) Truck shop/office

2.	Baltimore, MD 1507, 1508, 1513, and 1515 Open St. Baltimore, MD 21226	Baltimore and Anne Arundel	UCO plant

3.	Bernalillo, NM 219 Calle Industrial Bernalillo, NM 87004	Sandoval	UCO plant

4.	Lewiston, NC 222 Griffins Quarter Rd. & 309 Griffins Quarter Rd Lewiston- Woodville, NC 27849	Bertie	Rendering plant

5.	Linkwood, MD 5420 Linkwood Rd. Linkwood, MD 21835	Dorchester	Rendering plant

6.	Linville, VA 6331 Val Pro Drive, Linville, VA 22834	Rockingham	Rendering plant

7.	Mifflintown, PA 687 Cleck Road Mifflintown, PA 17059	Juniata	Wet pet food plant

	Location	County	Property Use

8.	Mulberry, FL 465, 486 & 490 Caboose Place Mulberry, FL 33860	Polk	UCO plant

9.	Rose Hill, NC 469 Yellow Cut Rd. Rose Hill, NC 28458	Duplin	Rendering and fat extraction plant

10.	San Angelo, TX 1808 & 1812 N. Bell St. San Angelo, TX 76903	Tom Green	Blood processing plant

11.

Terre Hill (East Earl), PA

693 Wide Hollow Road

East Earl, PA 17519

Also: Tax Parcel ID No. 200-

45794-0-0000 on Martin Church Rd., 877 Camp Meeting Road, certain land on Broad Street, 683 West Hollow Road, 685 Wide Hollow Road, 696 Red Run Road, 741 Wide Hollow Road, 875 Broad Street & 655

Wide Hollow Road, East Earl, PA 17519

		Lancaster	Rendering plant

12.	Veribest, TX 8394 FM Hwy 380 Veribest, TX 76886	Tom Green	Rendering plant

13.	Wadesboro, NC 656 Little Duncan Rd, 1648 Little Duncan Rd, & 4545 Dennis Rd. Wadesboro, NC 28170	Anson	Rendering plant

14.	Ward, SC 271 Val-Pro Rd & 2259 Highway 23 Ward, SC 29166	Saluda	Rendering plant

15.	Winchester, VA	Frederick	(a) Rendering plant, (b) office

(a) 1635 Indian Hollow Road and (b) 151 Valpro Drive

Winchester, VA 22603

Also: 281 Old Bethel Rd, 1444 Indian Hollow Rd., 1541

Indian Hollow Rd., 380 Old Bethel Drive, 1811 Indian Hollow Road, 320 Old Bethel Road, 1946 Indian Hollow Road & 2361 Indian Hollow Road, Winchester, VA 22603

	Location	County	Property Use

16.	El Reno, OK 1208 S. Calumet Rd. El Reno, OK 73014 Also: Parcel ID No: 321114-000000-000000 on S. Calumet Rd., El Reno, OK 73014	Canadian	Transfer Station
17.	Beckley (Beaver), WV 136 Charles Lewis Drive Beaver, WV 25813	Raleigh	Sub-station
18.	Dallas, TX 515 Pontiac Ave (100% owned by the Company), 519 Pontiac Ave, & 3011 Childs Street (approximately 69.91667% interest), Dallas, TX 75203	Dallas	Sub-station
19.	Salem, VA 4857 Poor Mountain Rd. Salem, VA 24153	Roanoke	Sub-station
20.	San Antonio, TX 10426 US Highway 181 S. San Antonio, TX 78223	Bexar	Pending sale
21.	Liberty, TX 5199 North Main St. Liberty, TX 77575	Liberty	Sub-station
22.	Somerset, PA 275 Alisa St., Somerset, PA 15501	Somerset	Sub-station

	Location	County	Property Use

23.	Odessa, TX 2441 W. Catlin Street Odessa, TX 79766	Ector	Offices/other

24.	Ashland, VA 0 Quarles Road Ashland, VA 23005 (vacant parcel)	Hanover	Vacant land

B.	Properties Leased

NONE

12.	Valley Proteins (DE), LLC

A.	Properties Owned

	Location:	County	Property Use

1.	Fayetteville, NC 1309 Industrial Drive Fayetteville, NC 28301	Cumberland	Rendering plant

2.	Knoxville (Strawberry Plains), TN 9300 Johnson Road and 0 Lusk Rd., Strawberry Plains, TN 37871	Knox	Rendering plant

3.	Branchville, SC 144 Miley Street & 4156 Miley Rd., Branchville, SC 29432	Orangeburg	Sub-station

4.

Gastonia, NC

Crowders Creek, 5533 S. York, US Hwy. 321 S. and

certain land described in

deed from Morrow & Britton, PLLC, Executor of the Estate of Paul Holland

Note: Tract B as this location is owned by Valley Proteins, LLC

		Gaston	Sub-station

5.	Greensboro, NC 2410 Randolph Avenue & 2000 Randolph Ave. Greensboro, NC 27406	Guilford	Offices/other

B.	Properties Leased

NONE

13.	Gelnex, Inc.

A.	Properties Owned

	Location	County	Property Use
1.	1525 Louis Sullivan Dr. Portage, IN 46368	Porter County	Facility

B.	Properties Leased

NONE

IV.	Locations of Books and Records:

1.	Craig Protein Division, Inc.: 5601 N. MacArthur Blvd., Irving, TX 75038

2.	Darling Global Holdings Inc.: 5601 N. MacArthur Blvd., Irving, TX 75038

3.	Darling Ingredients Inc.: 5601 N. MacArthur Blvd., Irving, TX 75038

4.	Darling National LLC: 5601 N. MacArthur Blvd., Irving, TX 75038

5.	Griffin Industries LLC: 5601 N. MacArthur Blvd., Irving, TX 75038

6.	Rousselot Inc.: Kanaaldijk Noord 20, 5691 NM Son, Netherlands

7.	Rousselot Dubuque Inc.: Kanaaldijk Noord 20, 5691 NM Son, Netherlands

8.	Rousselot Peabody Inc.: Kanaaldijk Noord 20, 5691 NM Son, Netherlands

9.	Sonac USA LLC: Kanaaldijk Noord 20, 5691 NM Son, Netherlands

10.	DarPro Storage Solutions LLC: 5601 N. MacArthur Blvd., Irving, TX 75038

11.	Valley Proteins, LLC: 5601 N. MacArthur Blvd., Irving, TX 75038

12.	Valley Proteins (DE), LLC: 5601 N. MacArthur Blvd., Irving, TX 75038

13.	Gelnex, Inc.: Kanaaldijk Noord 20, 5691 NM Son, Netherlands

V.	Other Material Locations:

NONE

SCHEDULE 3.3

TO

SECURITY AGREEMENT

Jurisdiction of Organization; Trade and Other Names; Tax and Organizational I.D. Numbers

I.	Legal, Trade and Other Names:

1.	Craig Protein Division, Inc.: NONE

2.	Darling Global Holdings Inc.: NONE

3.	Darling Ingredients Inc.:

a.	DAR PRO Solutions

b.	BOCA Industries

c.	Darling International Inc.

d.	Darling Restaurant Services, a division of Darling Ingredients Inc.

e.	TORVAC, a division of Darling Ingredients Inc.

4.	Darling National LLC:

a.	National By-Products

5.	Griffin Industries LLC:

a.	Griffin Industries, Inc.

b.	Agro Griffin Industries de Mexico

c.	Bakery Feeds

d.	Bio-G 3000

e.	Bi-Pas

f.	Cookie Meal

g.	Fat for Fuel

h.	Fat on the Farm

i.	Flash Dried Poultry Meal

j.	Griff Gro

k.	Griffin International

l.	Jay Gee Manufacturing

m.	Nature Safe

n.	PacMaster

o.	Perfect Pro

p.	Poultry Butter

q.	The B.O.S.S.

r.	TowerMaster

s.	Versagen

6.	Rousselot Inc.:

a.	Rousselot Holdings Inc.

7.	Rousselot Dubuque Inc.:

a.	Rousselot Inc.

8.	Rousselot Peabody Inc.: NONE

9.	Sonac USA LLC: NONE

10.	DarPro Storage Solutions LLC: NONE

11.	Valley Proteins, LLC:

a.	Valley Proteins, Inc.

12.	Valley Proteins (DE), LLC:

a.	Valley Proteins (DE), Inc.

13.	Gelnex, Inc.:
a.	IN3GREDIENTS, INC.

II.	United States Federal Income Tax I.D. Number:

1.	Craig Protein Division, Inc.: 58-1184115

2.	Darling Global Holdings Inc.: 46-3678708

3.	Darling Ingredients Inc.: 36-2495346

4.	Darling National LLC: 16-1744509

5.	Griffin Industries LLC: 61-0563460

6.	Rousselot Inc.: 20-4554170

7.	Rousselot Dubuque Inc.: 75-3029395

8.	Rousselot Peabody Inc.: 04-1272190

9.	Sonac USA LLC: 27-1709469

10.	DarPro Storage Solutions LLC: 85-3638475

11.	Valley Proteins, LLC: 54-0606187

12.	Valley Proteins (DE), LLC: 51-0283844

13.	Gelnex, Inc.: 46-2211793

III.	Organizational Identification Number:

1.	Craig Protein Division, Inc.: H309143

2.	Darling Global Holdings Inc.: 203615525

3.	Darling Ingredients Inc.: 203615537

4.	Darling National LLC: 203615612

5.	Griffin Industries LLC: 0162690

6.	Rousselot Inc.: 203615555

7.	Rousselot Dubuque Inc.: 203615590

8.	Rousselot Peabody Inc.: 04127219

9.	Sonac USA LLC: 203615630

10.	DarPro Storage Solutions LLC: 3869478

11.	Valley Proteins, LLC: 00746685

12.	Valley Proteins (DE), LLC: 2059567

13.	Gelnex, Inc.: 4366006

IV.	Predecessor Companies:

NONE

V.	Jurisdiction of Organization of the Debtors:

1.	Craig Protein Division, Inc.: Georgia

2.	Darling Global Holdings Inc.: Delaware

3.	Darling Ingredients Inc.: Delaware

4.	Darling National LLC: Delaware

5.	Griffin Industries LLC: Kentucky

6.	Rousselot Inc.: Delaware

7.	Rousselot Dubuque Inc.: Delaware

8.	Rousselot Peabody Inc.: Massachusetts

9.	Sonac USA LLC: Delaware

10.	DarPro Storage Solutions LLC: Delaware

11.	Valley Proteins, LLC: Virginia

12.	Valley Proteins (DE), LLC: Delaware

13.	Gelnex, Inc.: New York

VI.	Other Jurisdictions of Organization of the Debtors Within the Last Four Completed Calendar Months:

NONE

SCHEDULE 3.4

TO

SECURITY AGREEMENT

I. Registered Intellectual Property Owned by Debtors

A. United States Trademark Registrations and Applications

Trademark	Registration No. / Serial No.	Registered Owner
DARLING INGREDIENTS	7611735	Darling Ingredients Inc.
DAR PRO & design	5367284	Darling Ingredients Inc.
DARLING INGREDIENTS INC & design	5895494	Darling Ingredients Inc.
DARLING INGREDIENTS & design	5901806	Darling Ingredients Inc.
DAR PRO & design	5081513	Darling Ingredients Inc.
DARLING INGREDIENTS & design	5884784	Darling Ingredients Inc.
DARLING INGREDIENTS & design	5884785	Darling Ingredients Inc.
DARLING INGREDIENTS INC. & design	5895495	Darling Ingredients Inc.
DARLING INGREDIENTS INC. & design	6005500	Darling Ingredients Inc.
DARLING INGREDIENTS INC. & design	5895496	Darling Ingredients Inc.
DARLING INGREDIENTS & design	5884782	Darling Ingredients Inc.
DARLING INGREDIENTS & design	5884783	Darling Ingredients Inc.
DARLING INGREDIENTS & design	5890205	Darling Ingredients Inc.
DARLING INGREDIENTS & design	5890206	Darling Ingredients Inc.
DARLING	118391	Darling Ingredients Inc.
DESIGN ONLY	2204928	Darling Ingredients Inc.
CLEAN STAR	2934067	Darling Ingredients Inc.
DAR PRO SOLUTIONS & design	4351160	Darling Ingredients Inc.
DAR PRO SOLUTIONS & design[1]	98757583	Darling Ingredients Inc.
SPACE SAVER & design[2]	97083803	Darling Ingredients Inc.
QUAL FAT	1522385	Darling National LLC

[1]	Intent-to-use trademark application; not included in the Collateral as of the Effective Date.
[2]	Intent-to-use trademark application; not included in the Collateral as of the Effective Date.

Trademark	Registration No. / Serial No.	Registered Owner
B.O.S.S. (Stylized)	4506126	Griffin Industries LLC
B.O.S.S. BEST OIL STORAGE SYSTEM (Stylized)	4515304	Griffin Industries LLC
BAKERY FEEDS & Design	4758319	Griffin Industries LLC
COOKIE MEAL	1978716	Griffin Industries LLC
GRIFFIN	6574132	Griffin Industries LLC
NATURE SAFE	1848869	Griffin Industries LLC
NS & Leaf Color Design	98912493	Griffin Industries LLC
NS NATURE SAFE FERTILIZERS & Leaf Color Design	98912490	Griffin Industries LLC
VERSAGEN	3038177	Griffin Industries LLC

B. United States Patents and Patent Applications

Patent Title	Application No.	Patent No.	Registered Owner
FLUID STORAGE SYSTEMS AND MONITORING	17/661395	N/A	Darling Ingredients Inc.
FLUID STORAGE SYSTEMS AND MONITORING	18/750603	N/A	Darling Ingredients Inc.
FLUID STORAGE SYSTEMS AND MONITORING	17/661392	12038316	Darling Ingredients Inc.
LIPID EXTRACTION	14/921904	9701923	Darling Ingredients Inc.
LIPID EXTRACTION	14/459019	9399749	Darling Ingredients Inc.
Liquid storage system	13/009310	8596489	Darling Ingredients Inc.
LIQUID STORAGE SYSTEM	13/631383	9462913	Griffin Industries LLC

C. United States Copyright Registrations

Copyright	Registration No.	Registered Owner
CleanStar 2000 model 400 installation and service manual	TX0005393175	Darling Ingredients Inc.
Rendering—gatekeeper for food safety and the environment	TXu001039007	Darling Ingredients Inc.
Services Rendered: The Story of Valley Proteins	TX0007355656	Valley Proteins, LLC

II. Registered Intellectual Property Exclusively Licensed by Debtors

NONE

EXHIBIT A

TO

FOURTH AMENDED AND RESTATED SECURITY AGREEMENT

FORM OF AMENDMENT

This Amendment, dated _________________,______ , is delivered pursuant to Section 4.4 of the Security Agreement (as defined below). The undersigned hereby agrees that this Amendment may be attached to that certain Fourth Amended and Restated Security Agreement, dated as of June 25, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among the undersigned, certain of its affiliates and JPMorgan Chase Bank, N.A., as agent for the ratable benefit of the Secured Parties referred to therein, and that the Equity Interests, notes or other instruments listed on Schedule 1 annexed hereto shall be and become part of the Collateral referred to in the Security Agreement and shall secure payment and performance of all of the undersigned’s Obligations as provided in the Security Agreement.

Capitalized terms used herein but not defined herein shall have the meanings therefor provided in the Security Agreement.

[DEBTOR]

By:
Name:
Title:

EXHIBIT A

Schedule 1

to

Amendment

A.	Equity Interests

Equity Issuer	Holder	Stock Certificate No(s).	Number of Shares or Units	Percentage of Total Ownership Interest

B.	Notes and Other Instruments

EXHIBIT A

EXHIBIT B

TO

FOURTH AMENDED AND RESTATED SECURITY AGREEMENT

SUBSIDIARY JOINDER AGREEMENT

This SUBSIDIARY JOINDER AGREEMENT, dated as of _____________,______ (this “Agreement”), is executed by the undersigned (the “Debtor”) for the benefit of JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent for the Lenders party to the hereafter identified Credit Agreement and the other Secured Parties (in such capacity, the “Agent”) in connection with that certain Third Amended and Restated Credit Agreement, dated as of June 25, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms not otherwise defined herein being used herein as defined in the Credit Agreement), among the Agent, the Borrowers from time to time party thereto and the Lenders from time to time party thereto.

The Debtor is a newly formed, established or acquired Restricted Subsidiary and is required to execute this Agreement pursuant to the terms of the Credit Agreement.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor hereby agrees as follows:

The Debtor assumes all of the obligations of a “Debtor” under the Security Agreement and agrees that from and after the date hereof it is a “Debtor” and bound as a “Debtor” under the terms of the Security Agreement as if a direct signatory thereto. In furtherance of the foregoing, the Debtor hereby pledges and grants to Agent a security interest in all of its right, title and interest in and to Debtor’s Collateral (as defined in the Security Agreement) to secure its Obligations (as defined in the Security Agreement) under the terms of the Security Agreement.

Schedules 2.1(a), 2.1(b), 2.1(c), 2.1(d), 3.1, 3.3 and 3.4 of the Security Agreement are hereby supplemented to add the information relating to Debtor set out on Schedules 2.1(a), 2.1(b), 2.1(c), 2.1(d), 3.1, 3.3 and 3.4 hereof. The Debtor hereby confirms that the representations and warranties set forth in Article 3 of the Security Agreement applicable to the Debtor and its Collateral and the representations and warranties set forth in the Credit Agreement applicable to the Debtor are true and correct in all material respects after giving effect to such supplement to the Schedules of the Security Agreement with the phrases “as of the date hereof” or “as of the Effective Date” or similar phrases as used therein meaning the date of this Agreement.

In furtherance of its obligations under Section 4.1 of the Security Agreement but subject to the exceptions set forth therein, the Debtor authorizes the filing of such UCC financing statements naming the Debtor as debtor, the Agent as secured party and describing its Collateral and such other documentation (including Intellectual Property Security Agreements substantially in the form of Annex A to the Security Agreement) as the Agent may require to evidence, protect and perfect the Liens created by the Security Agreement as modified hereby.

EXHIBIT B

This Agreement shall be deemed to be part of, and a modification to, the Security Agreement and shall be governed by all of the terms and provisions of the Security Agreement, which terms are incorporated herein by reference, are ratified and confirmed and shall continue in full force and effect as valid and binding agreements of the Debtor enforceable against the Debtor. The Debtor hereby waives notice of the Agent’s or any Lender’s acceptance of this Agreement.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

EXHIBIT B

IN WITNESS WHEREOF, the Debtor has executed this Agreement as of the day and year first written above.

[DEBTOR]

By:
Name:
Title:

EXHIBIT B

EXHIBIT C

TO

FOURTH AMENDED AND RESTATED SECURITY AGREEMENT

FORM OF FINANCING STATEMENT

[See attached.]

EXHIBIT C

ANNEX A

TO

FOURTH AMENDED AND RESTATED SECURITY AGREEMENT

FORM OF GRANT OF

SECURITY INTEREST IN [TRADEMARK/PATENT/COPYRIGHT] RIGHTS

This GRANT OF SECURITY INTEREST IN [TRADEMARK/ PATENT/ COPYRIGHT] RIGHTS (this “Agreement”), effective as of ___________ _____, 20[ ] (this “Agreement”), is made by [Debtor], a [state form of entity] (the “Debtor”), in favor of JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Agent”) for the Secured Parties from time to time party to that certain Third Amended and Restated Credit Agreement, dated as of June 25, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among DARLING INGREDIENTS INC., a Delaware corporation (the “Parent Borrower”), the other Borrowers from time to time party thereto, the Lenders from time to time party thereto and the Agent.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein; and

WHEREAS, in connection with the Credit Agreement, the Debtors have executed and delivered a Fourth Amended and Restated Security Agreement, dated as of June 25, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), in favor of the Agent;

WHEREAS, pursuant to the Security Agreement, the Debtor pledged to the Agent and granted to the Agent for the benefit of the Secured Parties a continuing security interest in and to all Intellectual Property included in the Collateral, including the [Trademarks/Patents/Copyrights] included in the Collateral; and

WHEREAS, the Debtor has duly authorized the execution, delivery and performance of this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders to make extensions of credit to the Borrowers pursuant to the Credit Agreement, the Debtor agrees, for the benefit of the Agent and the Secured Parties, as follows:

1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Credit Agreement or the Security Agreement, as applicable.

ANNEX A - 1

2. Grant of Security Interest. Subject to Section 2.1 of the Security Agreement, Debtor hereby pledges and grants a continuing security interest in all of the Debtor’s right, title and interest in, to and under the [Trademarks/Patents/Copyrights] owned by such Debtor (including, without limitation, the [Trademarks/Patents/Copyrights] listed on Schedule A hereto) (collectively, the “[Trademark][Patent][Copyright] Collateral”), to the Agent for the benefit of the Agent and the other Secured Parties as security for the prompt payment and performance in full when due of the Obligations (whether at stated maturity, by acceleration or otherwise).

3. Purpose. This Agreement has been executed and delivered by the Debtor for the purpose of recording the grant of security interest herein with the United States [Patent and Trademark][Copyright] Office. The security interest granted hereby has been granted to the Agent in connection with the Security Agreement and is expressly subject to the terms and conditions thereof. The Security Agreement (and all rights and remedies of the Secured Parties thereunder) shall remain in full force and effect in accordance with its terms.

4. Acknowledgment. The Debtor does hereby further acknowledge and affirm that the rights and remedies of the Secured Parties with respect to the security interest in the [Trademark][Patent][Copyright] Collateral granted hereby are more fully set forth in the Credit Agreement and the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall govern.

5. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which will be deemed an original, but all of which when taken together constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or email or other electronic means (including a “.pdf” or “.tif” file) shall be effective as delivery of a manually executed counterpart of this Agreement.

6. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

(Remainder of the page intentionally left blank)

ANNEX A - 2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

[DEBTOR]

By:
Name:
Title:

ANNEX A - 3

JPMORGAN CHASE BANK, N.A., as Agent

By:
Name:
Title:

ANNEX A - 4